UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2015
Lighting Science Group Corporation (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-20354 (Commission File Number)	23-2596710 (IRS Employer Identification No.)
1830 Penn Street, Melbourne, FL 32901 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (321) 779-5520
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Subscription and Support Transaction

On September 11, 2015, Lighting Science Group Corporation (the “Company”) entered into a Preferred Stock Subscription and Support Agreement (the “Subscription Agreement”) with LSGC Holdings III LLC (“Holdings III”) and Pegasus Partners IV, L.P. (“Pegasus Fund IV”) pursuant to which, among other things, the Company issued 10,000 units of its securities (the “Series J Securities”) to Holdings III for $1,000 per Series J Security, or aggregate consideration of $10,000,000 (the “September 2015 Offering”). Each Series J Security consists of (a) one share of Series J Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series J Preferred Stock”), and (b) a warrant to purchase 2,650 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), at an exercise price of $0.001 per share (the “Series J Warrant”). The Series J Warrant issued to Holdings III as part of the Series J Securities contains substantially identical terms as the warrants previously issued to PCA LSG Holdings, LLC on January 3, 2014 and filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 8, 2014.

In connection with the September 2015 Series J Offering, on September 11, 2015, the Company filed a Certificate of Increase of Series J Preferred Stock (the “Certificate of Increase”) with the Secretary of State of the State of Delaware increasing the number of authorized shares of Series J Preferred Stock from 70,000 to 85,100 shares. Pursuant to the terms of the Subscription Agreement, the Company may issue up to an additional 5,000 Series J Securities to approved purchasers between September 11, 2015 and March 31, 2016.

As contemplated by the Subscription Agreement and to facilitate support for the Appeal Bond (as defined below), on September 15, 2015, the Company also filed a Certificate of Designation with the Secretary of State of the State of Delaware designating 40,000 shares of its preferred stock as Series K Preferred Stock (the “Series K Preferred Stock”) having the designations, preferences, voting rights and other special rights set forth therein (the “Series K Certificate of Designation”). The Series K Preferred Stock is senior to the Company’s Series H Convertible Preferred Stock (the “Series H Preferred Stock”), the Company’s Series I Convertible Preferred Stock (the “Series I Preferred Stock”), the Series J Preferred Stock and the Common Stock with respect to the payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Company. Depending on whether the Appeal Bond has been drawn or fully released, the Series K Certificate of Designation requires the Company to redeem the outstanding shares of Series K Preferred Stock in the event of a liquidation, dissolution or winding up of the Company or an earlier change of control or “junior security redemption,” which includes events triggering a redemption of the outstanding shares of Series H Preferred Stock, Series I Preferred Stock or Series J Preferred Stock. The September 2015 Series J Offering, the designation of the Series K Preferred Stock and the proposed issuance of Series K Securities in connection with entering into the Appeal Bond Agreements (as defined below) are collectively referred to as the “Subscription and Support Transaction.”

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 3, 2014, the Company is, together with several of its affiliates and equity holders and certain other persons, a defendant in securities litigation brought by Geveran Investments Limited (the “Geveran Case”), and on August 28, 2014, an Order Granting Plaintiff’s Motion for Partial Summary Judgment Under its First Cause of Action for Violation of the Florida Securities and Investment Protection Act (the “August 28 Order”) was granted by the Circuit Court of the Ninth Judicial Circuit in and for Orange County, Florida. As of the date of this Current Report on Form 8-K, the August 28 Order has not been entered. The Company intends to post an appeal bond in support of its appeal of the August 28 Order upon entry thereof and, pursuant to the Subscription Agreement, Pegasus Fund IV has agreed to assist the Company in securing an appeal bond in the amount of up to $25,000,000 (the “Appeal Bond”) on the terms set forth in a proposed General Indemnity Agreement and related side letter to be entered into by and among the Company, Pegasus Fund IV and the issuer of the Appeal Bond (the “Appeal Bond Agreements”). In consideration of Pegasus Fund IV’s entry into the Appeal Bond Agreements and as security for the potential payments to be made to the issuer of the Appeal Bond for draws upon the Appeal Bond, the Company agreed, pursuant to the Subscription Agreement, to issue to Pegasus Fund IV units of the Company’s securities (the “Series K Securities”), with each Series K Security consisting of (a) one share of Series K Preferred Stock and (b) a warrant to purchase 735 shares of Common Stock (the “Appeal Bond Warrant”). The number of Series K Securities to be issued to Pegasus Fund IV will be determined upon entry into the Appeal Bond Agreements and will be equal to the quotient obtained by dividing (x) the aggregate amount of the bonds, undertakings, guarantees and/or contractual obligations underlying Pegasus Fund IV’s initial commitment with respect to the Appeal Bond by (y) $1,000.

Pursuant to the Subscription Agreement, the Company also agreed to commence a rights offering of the Series K Securities pursuant to which it will offer all holders of Common Stock and securities convertible into Common Stock (other than derivative securities issued pursuant to the Company’s equity-based compensation plan and employee stock purchase plan) the right to purchase a pro rata share of a like number of Series K Securities as the number issued to Pegasus Fund IV upon entry into the Appeal Bond Agreements (the “Rights Offering”). The Series K Securities offered pursuant to the Rights Offering will be issued in exchange for a commitment from any exercising holder to fund an amount equal to the product obtained by multiplying (i) the number of Series K Securities to be acquired by such holder by (ii) $1,000, with such commitment to be payable when, as and if the Appeal Bond is drawn upon. If an exercising holder fails to fund its obligations in accordance with the terms of the Series K Certificate of Designation, Pegasus Fund IV will remain obligated to fund the applicable amount of the Appeal Bond. The Company agreed to use its reasonable best efforts to file and have declared effective a registration statement relating to the Rights Offering as soon as reasonably practicable after the entry of the August 28 Order.

THIS DESCRIPTION OF THE RIGHTS OFFERING SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

Pursuant to the Series K Certificate of Designation, in the event of a claim on the Appeal Bond resulting in a payment by Pegasus Fund IV to the issuer of the Appeal Bond, such as a loss on appeal and collection of the bond amount from Pegasus Fund IV pursuant to the Appeal Bond Agreements, the outstanding shares of Series K Preferred Stock will be retained by the holders who have satisfied their obligations to fund their portion of the Appeal Bond in accordance with the terms of the Series K Certificate of Designation (the “Funding Series K Holders”). The Series K Certificate of Designation provides that, following the release or satisfaction in full of the commitments under the Appeal Bond, the Company will cancel for no additional consideration all of the shares of Series K Preferred Stock issued to Pegasus Fund IV and the Funding Series K Holders except a number of shares equal to the product of (x) the number of shares of Series K Preferred Stock held by such holder and (y) a fraction, the numerator of which is the aggregate amount of payments made by such holder with respect to funding the Appeal Bond and the denominator of which is the aggregate liquidation value (calculated by multiplying the number of shares held by such holder by $1,000) of such shares of Series K Preferred Stock, rounded down to the nearest whole share. In the event that the Company wins the appeal of the August 28 Order, upon the expiration or termination of the Appeal Bond, all shares of Series K Preferred Stock will be cancelled for no consideration.

The Appeal Bond Warrant will be exercisable for ten years or upon an earlier change of control or qualified public offering and will have an exercise price equal to the closing sales price of the Common Stock on the trading day immediately preceding the date of issuance. Pegasus Fund IV and any Funding Series K Holders will retain the Appeal Bond Warrant(s) issued to such holders as consideration for their agreement to support the Appeal Bond regardless of whether such holders are required to make payments with respect to funding the Appeal Bond.

The foregoing descriptions of the Subscription Agreement, the Certificate of Increase and the Series K Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Subscription Agreement, the Certificate of Increase and the Series K Certificate of Designation, which are filed as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Amendment to Preferred Stock Subscription Agreement

On September 11, 2015, and in connection with the Subscription and Support Transaction, the Company entered into Amendment No. 2 to Preferred Stock Subscription Agreement (the “Subscription Agreement Amendment”) with Cleantech Europe II (A) LP and Cleantech Europe II (B) LP (collectively, “Zouk”) in order to, among other things, extend the date on which such holders will have the right to require the Company to redeem all or a portion of their shares of Series H Preferred Stock.

The foregoing description of the Subscription Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Mutual General Release Agreement

On September 11, 2015, and in connection with the Subscription and Support Transaction, the Company entered into a Mutual General Release Agreement (the “Release Agreement”) with RW LSG Holdings LLC (“Riverwood”) pursuant to which the Company, on behalf of itself and each and all of its affiliates, irrevocably and unconditionally released and forever discharged (in such capacity, a “Releasor”) Riverwood and Riverwood’s predecessors and representatives (in such capacity, each, a “Releasee”), and Riverwood, on behalf of itself and each and all of its affiliates, irrevocably and unconditionally released and forever discharged (in such capacity, a “Releasor”) the Company and the Company’s predecessors and representatives (in such capacity, each, a “Releasee”) from any and all claims which such Releasor had, owned or held, or claimed to have, owned or held against any Releasee at the time of the Release Agreement, in each case related to or arising from actions or omissions occurring prior to the date of the Release Agreement and related to or arising from (1) any agreements, arrangements and understandings between Riverwood and the Company in addition to those entered into by Riverwood in its capacity as a holder of the Company’s securities or (2) such Releasor’s or Releasee’s interests in the Company or any of the Company’s securities.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Release Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Third Letter Amendment to ACF Loan and Security Agreement; ACF Consent

On September 11, 2015, the Company entered into a Third Letter Amendment to Loan and Security Agreement (the “Third ACF Amendment”) by and among the Company, BioLogical Illumination, LLC (“BioLogical” and, together with the Company, “Borrowers”), the financial institutions from time to time party thereto as lenders (the “ACF Lenders”) and ACF FinCo I LP, as assignee of FCC, LLC, d/b/a First Capital, in its capacity as agent for the ACF Lenders (“Ares”), which amends that certain Loan and Security Agreement dated April 25, 2014 by and among Borrowers, the ACF Lenders and Ares (as amended from time to time and as the same may be further amended, modified or supplemented from time to time, the “ACF Loan Agreement”).

Among other things, the Third ACF Amendment (1) increases the interest margin payable under the ACF Loan Agreement by 150 basis points, such that the interest accrues on the outstanding borrowings at a rate equal to LIBOR plus 5.5%, (2) provides for a mandatory repayment in full of the obligations under the ACF Loan Agreement if the Company redeems the Series K Preferred Stock, (3) allows the Company to enter into the Appeal Bond Agreements without further consent or approval from Ares, (4) provides that the Company must notify Ares and each ACF Lender of entry of the August 28 Order within two business days of the entry thereof, and (5) adds certain events of default relating to the Geveran Case, including if (a) a judgment is ordered and (i) 45 days passes without appeal, discharge or a stay of enforcement, (ii) enforcement proceedings are commenced, (iii) the judgment debtor is a “lien creditor” or (iv) liens in favor of Ares are subordinated; (b) Ares’s collateral is impacted by the posting of the Appeal Bond; (c) BioLogical or LSGC, LLC (“LSGC”) become liable for the Appeal Bond; (d) the surety for the Appeal Bond makes any payment with respect to the Appeal Bond and is not reimbursed in full for such payment by Pegasus Fund IV or its affiliates within five business days of making such payment; (e) the Company pays more than the annual premium of up to $200,000 in respect of the Appeal Bond; or (f) any person has recourse against the Company, BioLogical or LSGC that is senior to or pari passu with the interests of Ares for amounts that are to be reimbursed by Pegasus Fund IV or its affiliates.

In connection with the Subscription and Support Transaction and the Third ACF Amendment, Borrowers and Ares also executed a consent (the “ACF Consent”) pursuant to which, among other things, Ares and the ACF Lenders (1) consented to the issuance of up to 15,000 Series J Securities pursuant to the Subscription Agreement as well as any Series J Securities that may be issued upon the exercise of preemptive rights by holders of outstanding shares of Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock, (2) consented to the issuance of Series K Securities to Pegasus Fund IV pursuant to the Subscription Agreement and to participating holders in the Rights Offering, (3) agreed that the results of a periodic product line review conducted by The Home Depot, Inc. (the “Home Depot”), the Company’s largest customer, and any direct or indirect impact of such results on the ongoing operations of the Company’s business, will not, in and of itself, constitute a default pursuant to in the ACF Loan Agreement and (4) acknowledged and agreed that the Company has fulfilled certain related disclosure obligations under the ACF Loan Agreement. The ACF Consent also provides that the cash proceeds from the September 2015 Offering and from the issuance of up to 5,000 additional Series J Securities between September 11, 2015 and March 31, 2016 will be included in the calculation of EBITDA for purposes of determining compliance with the fixed charge coverage ratio covenant with respect to any period of determination ending on or before December 31, 2016.

The foregoing descriptions of the Third ACF Amendment and the ACF Consent do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Third ACF Amendment and the ACF Consent, which are filed as Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Third Amendment to Medley Term Loan Agreement; Medley Consent

On September 11, 2015, the Company also entered into a Third Amendment to Term Loan Agreement (the “Third Medley Amendment”) by and among the Company, Medley Capital Corporation (“Medley”) and the lenders from time to time party thereto (the “Medley Lenders”), which amends that certain Term Loan Agreement dated February 19, 2014 by and among the Company, Medley and the Medley Lenders (as amended from time to time and as the same may be further amended, modified or supplemented from time to time, the “Medley Term Loan Agreement”). Among other things, the Third Medley Amendment (1) amends the minimum EBITDA covenant levels with respect to each of the twelve-month period ending September 30, 2015, the twelve-month period ending December 31, 2015, the twelve-month period ending March 31, 2016 and the twelve-month period ending June 30, 2016 (collectively, the “Specified Covenant Periods”) to provide that a portion of the cash proceeds from the September 2015 Offering will be included in the calculation of EBITDA for such periods, (2) amends the definition of “Fixed Charge Coverage Ratio” in the Medley Term Loan Agreement to provide that $10,000,000 of the cash proceeds from the September 2015 Offering will be included in EBITDA for purposes of calculating the “Fixed Charge Coverage Ratio” for each of the Specified Covenant Periods, (3) allows the Company to enter into the Appeal Bond Agreements without further consent or approval from Medley and (4) adds certain events of default relating to the Geveran Case including if (a) a judgment is ordered and (i) 45 days passes without appeal, discharge or a stay of enforcement, (ii) enforcement proceedings are commenced, (iii) the judgment debtor is a “lien creditor” or (iv) liens in favor of Medley are subordinated; (b) Medley’s collateral is impacted by the posting of the Appeal Bond; (c) the surety for the Appeal Bond makes any payment with respect to the Appeal Bond and is not reimbursed in full for such payment by Pegasus Fund IV or its affiliates within 5 business days; (d) the Company pays more than the annual premium of up to $200,000 in respect of the Appeal Bond; or (e) any person has recourse against the Company or any collateral that is senior to or pari passu with the interests of Medley or any Medley Lender for amounts that are to be reimbursed by Pegasus Fund IV or its affiliates.

In connection with the Subscription and Support Transaction and the Third Medley Amendment, the Company and Medley also executed a consent (the “Medley Consent”) pursuant to which, among other things, Medley and the Medley Lenders (1) consented to the issuance of up to 15,000 Series J Securities pursuant to the Subscription Agreement as well as any Series J Securities that may be issued upon the exercise of preemptive rights by holders of outstanding shares of Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock, (2) consented to the issuance of Series K Securities to Pegasus Fund IV pursuant to the Subscription Agreement and to participating holders in the Rights Offering, (3) agreed that the results of a periodic product line review conducted by Home Depot and any direct or indirect impact of such results on the ongoing operations of the Company’s business, will not, in and of itself, constitute a default pursuant to in the Medley Term Loan Agreement and (4) acknowledged and agreed that the Company has fulfilled certain related disclosure obligations under the Medley Loan Agreement.

The foregoing descriptions of the Third Medley Amendment and the Medley Consent do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Third Medley Amendment and the Medley Consent, which are filed as Exhibit 10.6 and Exhibit 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K under the heading “Subscription and Support Transaction” is incorporated by reference into this Item 3.02.

Pursuant to the September 2015 Offering, the Company issued 10,000 Series J Securities to Holdings III for aggregate proceeds of $10,000,000.

Each share of Series J Preferred Stock is convertible at any time, at the election of the holder thereof, into the number of shares of Common Stock (the “Optional Conversion Shares”) equal to the quotient obtained by dividing (i) $1,000 by (ii) the $0.95 conversion price of the Series J Preferred Stock, subject to adjustment in accordance with the terms set forth in the Amended and Restated Certificate of Designation of Series J Preferred Stock (as amended from time to time, the “Series J Certificate of Designation”).

Upon the consummation of a qualified public offering (“QPO”) where (i) the gross proceeds received by the Company and any selling stockholders in the offering are no less than $100 million and (ii) the market capitalization of the Company immediately after consummation of the offering is no less than $500 million, each outstanding share of Series J Preferred Stock will automatically convert into the number of shares of Common Stock equal to the greater of (a) the number of Optional Conversion Shares or (b) the quotient obtained by dividing (x) $2,000 (subject to adjustment in accordance with the terms set forth in the Series J Certificate of Designation) by (y) the price per share of Common Stock paid by the public in the QPO.

The shares of Series J Preferred Stock and the Series J Warrant issued pursuant to the September 2015 Offering were issued by the Company pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and the safe harbors for sales provided by Regulation D promulgated thereunder.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information contained in Item 1.01 of this Current Report on Form 8-K under the heading “Subscription and Support Transaction” is incorporated by reference into this Item 5.03.

On September 11, 2015, the Company filed a Certificate of Increase of Series J Preferred Stock with the Secretary of State of the State of Delaware.

On September 15, 2015, the Company filed the Series K Certificate of Designation with the Secretary of State of the State of Delaware.

Section 8 – Other Events

Item 8.01 Other Events.

On September 11, 2015, each of Riverwood and affiliates of Pegasus Capital Advisors, L.P. (collectively, “Pegasus”), as the “Primary Investor” of the Series H Preferred Stock and Series I Preferred Stock, respectively, and together as the “Primary Investors” of the Series J Preferred Stock, (1) agreed that from September 11, 2015 through March 27, 2017, it will not to exercise its rights pursuant to the Amended and Restated Certificate of Designation of Series H Preferred Stock or the Amended and Restated Certificate of Designation of Series I Preferred Stock, as the case may be, to require the Company to redeem all or a portion of its shares of Series H Preferred Stock (in the case of Riverwood) or Series I Preferred Stock (in the case of Pegasus), and (2) waived the Company’s compliance with certain minimum thresholds related to the Company’s consolidated earnings before interest, taxes, depreciation and amortization (“Consolidated EBITDA”) for the fiscal years ending December 31, 2015 and December 31, 2016, and agreed to exercise such waiver upon determination of minimum Consolidated EBITDA for the applicable fiscal year. Zouk also agreed, in its capacity as a holder of Series H Preferred Stock, to waive the Company’s compliance with the minimum Consolidated EBITDA thresholds for the fiscal years ending December 31, 2015 and December 31, 2016, and agreed to exercise such waiver upon determination of minimum Consolidated EBITDA for the applicable fiscal year.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The information in the Exhibit Index of this Current Report is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lighting Science Group Corporation

Date: September 17, 2015	By:	/s/ Philip J. Ragona
	Name:	Philip J. Ragona
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description of Exhibit

4.1	Certificate of Increase of Series J Preferred Stock filed with the Secretary of State of the State of Delaware on September 11, 2015.

4.2	Certificate of Designation of Series K Preferred Stock filed with the Secretary of State of the State of Delaware on September 15, 2015.

10.1	Preferred Stock Subscription and Support Agreement dated September 11, 2015 by and among Lighting Science Group Corporation, Pegasus Partners IV, L.P. and LSGC Holdings III LLC.

10.2	Amendment No. 2 to Preferred Stock Subscription Agreement dated September 11, 2015 by and among Lighting Science Group Corporation, Cleantech Europe II (A) LP and Cleantech Europe II (B) LP.

10.3	Mutual General Release Agreement dated September 11, 2015, by and between Lighting Science Group Corporation and RW LSG Holdings LLC.

10.4

Third Letter Amendment to Loan and Security Agreement dated September 11, 2015 by and among Lighting Science Group Corporation, BioLogical Illumination, LLC, the financial institutions from time to time party thereto as lenders and ACF FinCo I LP, as assignee of FCC, LLC, d/b/a First Capital.

10.5

Consents regarding issuance of Series J Convertible Preferred Stock and Series K Preferred Stock and amendments to the Amended and Restated Series H Certificate of Designation, the Amended and Restated Series I Certificate of Designation, and the Amended and Restated Series J Certificate of Designation; Agreements with respect to Specified Customer provisions in Loan Agreement, dated September 11, 2015, by and between Lighting Science Group Corporation and ACF FinCo I LP.

10.6	Third Amendment to Term Loan Agreement dated September 11, 2015 by and among Lighting Science Group Corporation, Medley Capital Corporation and the lenders party thereto.

10.7

Consents regarding issuance of Series J Convertible Preferred Stock and Series K Preferred Stock and amendment to the Amended and Restated Series J Certificate of Designation; Confirmation with respect to Customer 1 and related provisions in Loan Agreement, dated September 11, 2015, by and between Lighting Science Group Corporation and Medley Capital Corporation.